UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2023

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 13, 2023, MKS Instruments, Inc. (the “Company”) issued a press release that included additional information on the ransomware event the Company had previously disclosed in a Current Report on Form 8-K filed on February 6, 2023.

Upon learning of the ransomware event, the Company took immediate action to contain the incident and has initiated the recovery phase. The Company continues to work diligently to restore operations at affected facilities. The ransomware event has had a material impact in the first quarter on the Company’s ability to process orders, ship products and provide service to customers in the Company’s Vacuum Solutions and Photonics Solutions Divisions. The incident has not impacted the operations of the Company’s Materials Solutions Division. The full scope of the costs and related impacts of this incident, including the extent to which the Company’s cybersecurity insurance may offset some of these costs, has not been determined.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release issued by the Company on February 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to the Company’s expectations regarding its ability to restore operations at affected facilities and assess the ransomware event and its impact on the Company. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are the ongoing assessment of the cybersecurity incident; legal, reputational and financial risks resulting from the cybersecurity incident or additional cybersecurity incidents; and the other factors described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the U.S. Securities and Exchange Commission on November 7, 2022, particularly the risks described under the following subheading: “Risks Related to Cybersecurity, Data Privacy and Intellectual Property Protection”. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Current Report on Form 8-K, except as may be required under applicable securities law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

	By:	/s/ Kathleen F. Burke
Date: February 13, 2023	Name:	Kathleen F. Burke
	Title:	Executive Vice President, General Counsel and Secretary